Exhibit 10.16
                                 SECOND ADDENDUM
                                       TO
                                 FIRST AMENDMENT
                                       TO
                          SECURITIES PURCHASE AGREEMENT



         This Second Addendum to First Amendment to Securities Purchase Agreement is made this seventh day of December, 2001, by and between Alpha Virtual, Inc. (formerly Perceptronics, Inc.), a Delaware corporation (the "Company"), and Global Alpha Corporation, a British Virgin Islands company ("Purchaser").


                                 R E C I T A L S

         WHEREAS, the Company and Purchaser entered into a Securities Purchase Agreement dated April 5, 2001, a true copy of which is attached hereto as "Exhibit A" and incorporated herein by reference, and a First Amendment to Securities Purchase Agreement dated August 3, 2001, a true copy of which is attached hereto as Exhibit "B" and incorporated herein by reference and an Addendum to First Amendment to Securities Purchase Agreement dated November 5, 2001, a true copy of which is attached hereto as Exhibit "C" and incorporated herein by reference (the "Addendum to First Amendment"); and

         WHEREAS, the parties hereto are desirous of terminating the Addendum to First Amendment amending the First Amendment to Securities Purchase Agreement.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual benefits to be derived hereunder, the parties agree as follows:

         1. The Addendum to First Amendment is hereby terminated and shall have no further force or effect.

         2. Subparagraphs  2(h), (i), (j), (k) and (l) of the First Amendment to
Securities   Purchase   Agreement   are  deleted  in  their   entirety  and  new
subparagraphs 2(h), (i), (j), (k) and (l) are substituted therein as follows:

         " (h) Eighth Warrant. The Company shall execute and deliver to Purchaser a warrant (the "Eighth Warrant") to purchase up to One Hundred Seventy-Five Thousand Dollars ($175,000) of the Company's
         Common Stock at an exercise price of the fair market value or Twenty-Two and One-Half Cents ($0.225) per share, whichever is less. (For example, if the lowest price is $0.225 per share, then the Purchaser would divide $175,000 by $0.225 and the Company would issue 777,778 of its shares of Common Stock.) The fair market value shall be the "bid" price of the Company's Common stock on the Over-the-Counter:Bulletin Board at the close of business on the fifth
         (5th) business day preceding the conversion date. Subject to the terms and conditions of the Eighth Warrant, the term of the Eighth Warrant shall terminate on December 10, 2001.

         " (i) Ninth Warrant. The Company shall execute and deliver to Purchaser a warrant (the "Ninth Warrant") to purchase One Hundred Seventy-Five Thousand Dollars ($175,000) of the Company's Common Stock at an exercise price of the fair market value or Twenty-Two and One-Half Cents ($0.225) per share, whichever is less. (For example, if the lowest price is $0.225 per share, then the Purchaser would divide $175,000 by $0.225 and the Company would issue 777,778 of its shares of Common Stock.) The fair market value shall be the "bid" price of the Company's Common stock on the Over-the-Counter:Bulletin Board at the close of business on the fifth (5th) business day preceding the conversion date. Subject to the terms and conditions of the Ninth Warrant, the Ninth Warrant shall terminate on January 4, 2002.

         " (j) Tenth Warrant. The Company shall execute and deliver to Purchaser a warrant (the "Tenth Warrant") to purchase up to One Hundred Seventy-Five Thousand Dollars ($175,000) of the Company's Common Stock at an exercise price of the fair market value or Twenty-Two and One-Half Cents ($0.225) per share, whichever is less. (For example, if the lowest price is $0.225 per share, then the Purchaser would divide $175,000 by $0.225 and the Company would issue 777,778 of its shares of Common Stock.) The fair market value shall be the "bid" price of the Company's Common stock on the Over-the-Counter:Bulletin Board at the close of business on the fifth (5th) business day preceding the conversion date. Subject to the terms and conditions of the Tenth Warrant, the Tenth Warrant shall terminate on February 8, 2002.

         " (k) Eleventh Warrant. The Company shall execute and deliver to Purchaser a warrant (the "Eleventh Warrant") to purchase up to One Hundred Seventy-Five Thousand Dollars ($175,000) shares of the Company's Common Stock at an exercise price of the fair market value or Twenty-Two and One-Half Cents ($0.225) per share, whichever is less. (For example, if the lowest price is $0.225 per share, then the Purchaser would divide $175,000 by $0.225 and the Company would issue 777,778 of its shares of Common Stock.) The fair market value shall be the "bid" price of the Company's Common stock on the Over-the-Counter:Bulletin Board at the close of business on the fifth
         (5th) business day preceding the conversion date. Subject to the terms and conditions of the Eleventh Warrant, the Eleventh Warrant shall terminate on March 8, 2002.

         " (l) Twelfth Warrant. The Company shall execute and deliver to Purchaser a warrant (the "Twelfth Warrant") to purchase up to One Hundred Seventy-Five Thousand Dollars ($175,000) of the Company's
         Common Stock at an exercise price of the fair market value or Twenty-Two and One-Half Cents ($0.225) per share, whichever is less. (For example, if the lowest price is $0.225 per share, then the Purchaser would divide $175,000 by $0.225 and the Company would issue 777,778 of its shares of Common Stock.) The fair market value shall be the "bid" price of the Company's Common stock on the Over-the-Counter:Bulletin Board at the close of business on the fifth
         (5th) business day preceding the conversion date. Subject to the terms and conditions of the Twelfth Warrant, the Twelfth Warrant shall terminate on April 5, 2002."



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

         3. Warrants numbered AWC-8, AWC-9, AWC-10, AWC-11 and AWC-12 are hereby cancelled and terminated and shall be returned to the Company by Purchaser. Such cancelled warrants shall be replaced with Warrants numbered BWC-8, BWC-9, BWC-10, BWC-11 and BWC-12, which warrants shall reflect the amended purchase price.

         4. New subparagraphs 2(m), (n), (o) and (p) are hereby approved and are included in the First Amendment to Securities Purchase Agreement as follows:

         " (m) Thirteenth Warrant. The Company shall execute and deliver to Purchaser a warrant (the "Thirteenth Warrant") to purchase up to One Hundred Seventy-Five Thousand Dollars ($175,000) of the Company's
         Common Stock at an exercise price of the fair market value or Twenty-Two and One-Half Cents ($0.225) per share, whichever is less. (For example, if the lowest price is $0.225 per share, then the Purchaser would divide $175,000 by $0.225 and the Company would issue 777,778 of its shares of Common Stock.) The fair market value shall be the "bid" price of the Company's Common stock on the Over-the-Counter:Bulletin Board at the close of business on the fifth
         (5th) business day preceding the conversion date. Subject to the terms and conditions of the Thirteenth Warrant, the Thirteenth Warrant shall terminate on May 3, 2002.

         " (n) Fourteenth Warrant. The Company shall execute and deliver to Purchaser a warrant (the "Fourteenth Warrant") to purchase up to One Hundred Seventy-Five Thousand Dollars ($175,000) of the Company's
         Common Stock at an exercise price of the fair market value or Twenty-Two and One-Half Cents ($0.225) per share, whichever is less. (For example, if the lowest price is $0.225 per share, then the Purchaser would divide $175,000 by $0.225 and the Company would issue 777,778 of its shares of Common Stock.) The fair market value shall be the "bid" price of the Company's Common stock on the Over-the-Counter:Bulletin Board at the close of business on the fifth
         (5th) business day preceding the conversion date. Subject to the terms and conditions of the Fourteenth Warrant, the Fourteenth Warrant shall terminate on June 7, 2002.

         " (o) Fifteenth Warrant. The Company shall execute and deliver to Purchaser a warrant (the "Fifteenth Warrant") to purchase up to One Hundred Seventy-Five Thousand Dollars ($175,000) of the Company's
         Common Stock at an exercise price of the fair market value or Twenty-Two and One-Half Cents ($0.225) per share, whichever is less. (For example, if the lowest price is $0.225 per share, then the Purchaser would divide $175,000 by $0.225 and the Company would issue 777,779 of its shares of Common Stock.) The fair market value shall be the "bid" price of the Company's Common stock on the Over-the-Counter:Bulletin Board at the close of business on the fifth
         (5th) business day preceding the conversion date. Subject to the terms and conditions of the Fifteenth Warrant, the Fifteenth Warrant shall terminate on July 5, 2002.

         " (p) Sixteenth Warrant. The Company shall execute and deliver to Purchaser a warrant (the "Thirteenth Warrant") to purchase up to One Hundred Twenty-Six Thousand Dollars ($126,000) of the Company's Common


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

         Stock at an exercise price of the fair market value or Twenty-Two and One-Half Cents ($0.225) per share, whichever is less. (For example, if the lowest price is $0.225 per share, then the Purchaser would divide $126,000 by $0.225 and the Company would issue 560,000 of its shares of Common Stock.) The fair market value shall be the "bid" price of the Company's Common stock on the Over-the-Counter:Bulletin Board at the close of business on the fifth (5th) business day preceding the conversion date. Subject to the terms and conditions of the Thirteenth Warrant, the Thirteenth Warrant shall terminate on August 2, 2002.

         5. Warrants numbered BWC-13, BWC-14, BWC-15 and BWC-16 shall be executed by the parties hereto reflecting the provisions set forth in paragraph 4 above.

         6. Except as expressly provided for herein, all other provisions of the First Amendment to Securities Purchase Agreement dated August 3, 2001, between the parties shall remain in full force and effect.



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[SIGNATURE PAGE TO ADDENDUM TO FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Securities Purchase Agreement as of the day and year first above written.


"COMPANY"                         ALPHA VIRTUAL, INC.,
                                  a Delaware corporation


                                  By:    _______________________________
                                  Name:  Dan Mapes
                                  Title: Chief Executive Officer
                                  Address:
                                         10345 West Olympic Boulevard, Suite 102
                                         Los Angeles, CA 90064
                                  Facsimile No.:    (310) 432-6222

"PURCHASER"                       GLOBAL ALPHA CORPORATION
                                  a British Virgin Islands company


                                  By:    _______________________________
                                  Name:  Barry Didato
                                  Title: Authorized Signatory
                                  Address:
                                         Craigmuir Chambers
                                         P.O. Box 71
                                         Road Town
                                         Tortola, British Virgin Islands






















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